UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2012

Penske Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 248-648-2500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition.

We are furnishing this Current Report on Form 8-K to (1) revise our consolidated financial statements for the years ended December 31, 2011, 2010 and 2009 to reflect the retrospective application of ASU 2011-05, Comprehensive Income (Topic 220)—Presentation of Comprehensive Income, (2) revise our consolidated financial statements as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010 and 2009 to retrospectively reflect the financial results of certain entities which have been treated as discontinued operations through June 30, 2012 in accordance with the provisions of Accounting Standards Codification 205-20 and (3) update our financial statements for a subsequent event as described in Note 11 to the Consolidated Financial Statements. Under the requirements of ASC 250, Accounting Changes and Error Corrections, and of the Securities and Exchange Commission (“SEC”), a change in accounting principle and the classification of discontinued operations required by ASC 205-20 are required to be reflected retrospectively in previously issued financial statements included in our Form 10-K if those financial statements are to be incorporated by reference in documents filed under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the change in accounting principle or the entities being classified as discontinued operations.

Accordingly, the Company’s revised audited consolidated financial statements as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010, and 2009, and the related Management’s Discussion and Analysis of financial Condition and Results of Operations (MD&A), reflecting these changes are furnished as exhibits to this Current Report on Form 8-K together with certain other updated portions of our previously filed Form 10-K for the fiscal year ended December 31, 2011 (the “2011 Form 10-K”) and are incorporated by reference herein. These changes have no effect on the Company’s reported net income for any reporting period and have no material effect on the Company’s results of operations or financial condition. The revised sections of the 2011 Form 10-K included in this Current Report have not otherwise been updated for events occurring after the date of the consolidated financial statements, which were originally presented in the 2011 Form 10-K filed on February 24, 2012. All other information in the 2011 Form 10-K remains unchanged. This report should be read in conjunction with the 2011 Form 10-K (except for the items which are included in this Current Report).

Although the information in this Current Report is being furnished to the SEC under Items 2.02 and 9.01 of the Form 8-K, we are hereby incorporating this Current Report by reference into our existing and future prospectuses, registration statements and other filings with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm — Deloitte & Touche LLP.

23.2	Consent of Independent Registered Public Accounting Firm — KPMG Audit Plc.

99.1	Updated Item 6. “Selected Financial Data” from previously filed 2011 Form 10-K.

99.2	Updated Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operation” from previously filed 2011 Form 10-K.

99.3	Updated Item 8. “Financial Statements and Supplementary Data and Report of Independent Registered Public Accounting Firm” from previously filed 2011 Form 10-K. The audited consolidated financial statements included in this Exhibit 99.3 shall now serve as the historical audited financial statements of the Company for the year ended December 31, 2011.

99.4	Item 9A. “Controls and Procedures” from previously filed 2011 Form 10-K.

99.5	Updated Schedule II — “Valuation and Qualifying Accounts” from previously filed 2011 Form 10-K.

99.6	Updated Exhibit 12.1 “Ratio of Earnings to Fixed Charges” from previously filed 2011 Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

August 14, 2012	By:	/s/ David K. Jones
Name: David K. Jones
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm — Deloitte & Touche LLP.

23.2	Consent of Independent Registered Public Accounting Firm — KPMG Audit Plc.

99.1	Updated Item 6. “Selected Financial Data” from previously filed 2011 Form 10-K.

99.2	Updated Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operation” from previously filed 2011 Form 10-K.

99.3	Updated Item 8. “Financial Statements and Supplementary Data and Report of Independent Registered Public Accounting Firm” from previously filed 2011 Form 10-K.

99.4	Item 9A. “Controls and Procedures” from previously filed 2011 Form 10-K.

99.5	Updated Schedule II — “Valuation and Qualifying Accounts” from previously filed 2011 Form 10-K.

99.6	Updated Exhibit 12.1 “Ratio of Earnings to Fixed Charges” from previously filed 2011 Form 10-K.